Exhibit 99.1

News Release

One Centerpointe Drive, Ste. 200, Lake Oswego, Oregon 97035 503-684-7000		www.gbrx.com
For release: August 29, 2019, 6:00 a.m. EDT	Contact:	Jack Isselmann, Public Relations Justin Roberts, Investor Relations Ph: 503-684-7000

Greenbrier Elevates Lorie Tekorius to President

~ Recognizes over two decades of contributions to Greenbrier ~

~ Continues commitment to talent development ~

Lake Oswego, Oregon, August 29, 2019 – The Greenbrier Companies, Inc. (NYSE: GBX) announced today that Executive Vice President and Chief Operating Officer (COO) Lorie Tekorius has been promoted to President and COO by its Board of Directors, with expanded responsibilities.

Tekorius will lead Greenbrier’s strategic planning; its wheels, repair & parts business unit; and its accounting, finance, human resources and global corporate health, safety and security functions, continuing to report to William A. Furman, Chairman and Chief Executive Officer. As President, Tekorius also assumes additional management responsibilities at the direction of the CEO. She continues as chair of Greenbrier’s executive management committee, composed of its senior management team.

Furman retains oversight of the Commercial, Manufacturing and International business units, along with the corporate legal, communications and public affairs functions. Greenbrier’s integrated business model is supported by a team management model that requires a high degree of cooperation and coordination among senior leadership.

Tekorius, 52, has been with Greenbrier for 24 years in various operating and financial capacities. Prior to her appointment as COO she served as Chief Financial Officer (CFO), and has held various responsibilities at Greenbrier and its affiliates including manufacturing scheduling, strategic planning and other roles interfacing with the Commercial and Manufacturing units. Tekorius has a degree in accounting from Texas A&M University and began her professional career with Coopers & Lybrand.

Tekorius was appointed CFO in 2016, Executive Vice President and chair of the executive committee in 2017, and COO in 2018. In 2018 she was recognized by the Portland Business Journal for her corporate and community work as Oregon’s “CFO of the Year—Public Company Category”. Tekorius was also recently recognized by Railway Age as one of 14 “Women in Rail” award winners, honoring women from freight, transit, supplier and trade organizations for leadership in the rail industry and within their communities.

Furman stated, “Lorie’s successive advancements in management at Greenbrier are indicative of the commitment our Board and management team has made to talent development throughout the organization. During her more than two decades of service to Greenbrier, Lorie has willingly accepted and excelled when asked to take on additional duties. She has been a valuable and effective leader in her role as COO and carries more responsibility as President and COO. The promotion announced today demonstrates Greenbrier’s emphasis on growing from within as we continue to plan our future. In her enhanced role, Lorie will continue to focus on teamwork across

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our organization in pursuit of shared missions and objectives as the path to sustainable long-term success and shareholder value. I recognize the continued contributions of all of our management team to achieving the four pillars of our strategy: to grow at scale; to concentrate on our core business of Engineering, Manufacturing, Commercial and Leasing; to develop a healthy and balanced international business for market diversity; and to create a strong external and internal talent pipeline.”

Tekorius said, “Looking back over my career, I am honored to have participated in a remarkable growth story at Greenbrier. Over the past six years Greenbrier has dramatically increased its scale, revenue and diversity of product offerings. We have achieved this while growing market share, strengthening our balance sheet, diversifying our workforce and producing sustained profitability. Looking ahead, I am confident we can deliver on our commitments to all our stakeholders as we help Greenbrier advance. I am grateful for the confidence Bill and Greenbrier’s Board have placed in me and our entire management team. Together we will continue to do great things, with an emphasis on creating shareholder value that also balances the interests of customers, suppliers, employees and communities. These are all components of a principled and ethical approach to business that supports growth with integrity.”

About Greenbrier

Greenbrier, headquartered in Lake Oswego, Oregon, is a leading international supplier of equipment and services to global freight transportation markets. Greenbrier designs, builds and markets freight railcars and marine barges in North America. Greenbrier Europe is an end-to-end freight railcar manufacturing, engineering and repair business with operations in Poland, Romania and Turkey that serves customers across Europe and in the nations of the Gulf Cooperation Council. Greenbrier builds freight railcars and rail castings in Brazil through two separate strategic partnerships. We are a leading provider of freight railcar wheel services, parts, repair, refurbishment and retrofitting services in North America through our wheels, repair & parts business unit. Greenbrier offers railcar management, regulatory compliance services and leasing services to railroads and related transportation industries in North America. Through unconsolidated joint ventures, we produce industrial and rail castings, tank heads and other components. Greenbrier owns a lease fleet of 8,900 railcars and performs management services for 374,000 railcars. Learn more about Greenbrier at www.gbrx.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: This press release may contain forward-looking statements, including any statements that are not purely statements of historical fact. Greenbrier uses words such as “affirms,” “anticipates,” “believes,” “forecast,” “potential,” “goal,” “contemplates,” “expects,” “intends,” “plans,” “projects,” “hopes,” “seeks,” “estimates,” “strategy,” “could,” “would,” “should,” “likely,” “will,” “may,” “can,” “designed to,” “future,” “foreseeable future” and similar expressions to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that might cause such a difference include, but are not limited to, reported backlog and awards that are not indicative of Greenbrier’s financial results; uncertainty or changes in the credit markets and financial services industry; high levels of indebtedness and compliance with the terms of Greenbrier’s indebtedness; write-downs of goodwill, intangibles and other assets in future periods; sufficient availability of borrowing capacity; fluctuations in demand for newly manufactured railcars or failure to obtain orders as anticipated in developing forecasts; loss of one or more significant customers; customer payment defaults or related issues; policies and priorities of the federal government regarding international trade, taxation and infrastructure; sovereign risk to contracts, exchange rates or property rights; actual future costs and the availability of materials and a trained workforce; failure to design or manufacture new products or technologies or to achieve

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certification or market acceptance of new products or technologies; steel or specialty component price fluctuations and availability and scrap surcharges; changes in product mix and the mix between segments; labor disputes, energy shortages or operating difficulties that might disrupt manufacturing operations or the flow of cargo; production difficulties and product delivery delays as a result of, among other matters, costs or inefficiencies associated with expansion, start-up, or changing of production lines or changes in production rates, changing technologies, transfer of production between facilities or non-performance of alliance partners, subcontractors or suppliers; ability to obtain suitable contracts for the sale of leased equipment and risks related to car hire and residual values; integration of current or future acquisitions and establishment of joint ventures; succession planning; discovery of defects in railcars or services resulting in increased warranty costs or litigation; physical damage or product or service liability claims that exceed Greenbrier’s insurance coverage; train derailments or other accidents or claims that could subject Greenbrier to legal claims; actions or inactions by various regulatory agencies including potential environmental remediation obligations or changing tank car or other railcar or railroad regulation; and issues arising from investigations of whistleblower complaints; all as may be discussed in more detail under the headings “Risk Factors” and “Forward Looking Statements” in Greenbrier’s Annual Report on Form 10-K for the fiscal year ended August 31, 2018, Greenbrier’s Quarterly Report on Form 10-Q for the fiscal quarter ended May 31, 2019, and Greenbrier’s other reports on file with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. Except as otherwise required by law, Greenbrier does not assume any obligation to update any forward-looking statements.

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